EXHIBIT 99.1

                News Release

National Penn Bancshares, Inc.
Reports Financial Results

Media Contact:                Catharine S. Bower, Corporate Communications
(610) 369-6618 or catharine.bower@nationalpenn.com

Investor Contact:             Michelle H. Debkowski, Investor Relations
(610) 369-6461 or michelle.debkowski@nationalpenn.com

  BOYERTOWN, Pa., January 29, 2009 -- National Penn Bancshares, Inc. (Nasdaq: NPBC) reported net income of $32.27 million, or $0.42 per diluted share, for the year 2008.  These results represent a return on average assets of 0.36% and a return on average common shareholders equity of 3.31%.  In comparison, for the year 2007, net income was $65.23 million, or $1.31 per diluted share, with a return on average assets of 1.16% and a return on average shareholders equity of 11.95%.

For the fourth quarter 2008 National Penn recorded a net loss totaling $35.76 million, or a loss of $0.45 per diluted share.  This compares to fourth quarter
2007 net income of $16.71 million, or $0.34 per diluted share.  Fourth quarter 2008 net income was adversely impacted by three key items (pre-tax), which were reported in a December 30, 2008 SEC filing on form 8-K:

•
A non-cash other-than-temporary impairment charge of $79.50 million on CDO investments in pooled trust preferred securities.  This is an increase in the estimated $60-$65 million charge reported in the December 30, 2008 8-K due to further deterioration in market conditions since that time.

•	A provision for credit losses of $18.50 million.
•	A previously disclosed employee fraud loss of $4.50 million, a significant portion of which will be recoverable in 2009 from insurance and asset recoveries.

        Fourth quarter 2008 results were positively impacted by a  fair value mark of $6.53 million on NPB Capital Trust II securities.

               As of December 31, 2008, National Penn’s total assets were $9.39 billion and total deposits were $6.39 billion. The allowance for loan and lease losses as of December 31, 2008 was $84.01 million, which represented 1.33% of total loans and leases outstanding of $6.33 billion.  From a regulatory capital standpoint, National Penn, and each of National Penn’s banking subsidiaries, National Penn Bank and Christiana Bank & Trust Company, all continue to be “well capitalized” under all guidelines imposed by financial institution regulators.  National Penn’s Tier 1 Risk-Based Capital and Total Risk-Based Capital Ratios are 10.67% and 11.87% respectively, are in excess of "well capitalized" minimum requirements of 6.00% and 10.00%, respectively, and are improvements over third quarter 2008 ratios.

       New loan growth for the year 2008 was in excess of $470 million, excluding the effects of loans acquired in acquisitions.  Deposit growth for 2008 was in excess of $385 million, excluding the effects of deposits acquired in acquisitions, and reflecting the confidence clients have in the strength and stability of National Penn.

As reported previously, National Penn elected to participate in the U.S. Treasury Department’s capital purchase program which resulted in the issuance of $150 million of senior preferred stock in National Penn. Treasury Department’s goal for this new capital is to provide economic stimulus by encouraging new loans to individuals and small businesses by the issuing banks.  National Penn received its new capital investment on December 12, 2008.

Commenting on fourth quarter and the year 2008, Glenn E. Moyer, National Penn president and chief executive officer, said, “While we are very disappointed in our earnings performance for both the fourth quarter and year 2008, these results are a reflection of the unprecedented economic situation at the local, national, and global levels.  We currently are not very optimistic about a strong economic recovery beginning in 2009.  That said, despite increased loan losses, National Penn’s core earnings remain solid under these very difficult economic and financial market conditions.  While we found it necessary to take non-cash charges on investment securities, we believe our overall performance continues to show the financial strength of National Penn.  National Penn continues to actively lend money to and gather deposits from qualified consumers and businesses.  We had a very solid loan month in December 2008, during which National Penn originated new loans to borrowers that resulted in $44.61 million growth in total loans for the company.

       __________

# # #

About National Penn Bancshares, Inc.:

       National Penn Bancshares, Inc., with $9.4 billion in assets, is the fifth largest bank holding company based in Pennsylvania.  In addition, wealth assets under administration or management amount to $7.9 billion.

Headquartered in Boyertown, National Penn operates 127 offices. It has 124 community banking offices in Pennsylvania and one office in Maryland through National Penn Bank and its FirstService Bank, HomeTowne Heritage Bank, KNBT and Nittany Bank divisions. National Penn also has two offices in Delaware through its wholly-owned subsidiary Christiana Bank & Trust Company.

National Penn’s financial services affiliates consist of National Penn Investors Trust Company; National Penn Capital Advisors, Inc.; Vantage Investment Advisors, LLC; National Penn Leasing Company; National Penn Insurance Agency, Inc.; Caruso Benefits Group, Inc.; and Higgins Insurance Associates, Inc.

National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol “NPBC”. Please visit our Web site at  www.nationalpennbancshares.com to see our regularly posted material information.

Statement Regarding Non-GAAP Financial Measures:

This release contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”).  National Penn’s management uses these non-GAAP measures in its analysis of National Penn’s performance.  One such measure, annualized return on average tangible equity, excludes the average balance of acquisition-related goodwill and intangibles in determining average tangible shareholders’ equity.  Banking and financial institution regulators also exclude goodwill and intangibles from shareholders’ equity when assessing the capital adequacy of a financial institution. The other such measure, core net income (or core earnings), excludes the effects of non-cash, after-tax unrealized gains and losses.  Management believes the presentation of these financial measures excluding the impact of the specified items provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.  In the case of annualized return on average tangible equity, it provides a method to assess management’s success in utilizing the company’s tangible capital.  In the case of core net income (or core earnings), it provides a method to assess earnings performance excluding one-time items.  This disclosure should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Cautionary Statement Regarding Forward-Looking Information:

This release contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,’’ “project,” “plan,’’ “seek,” “intend,’’ or “anticipate’’ or the negative thereof or comparable terminology, and include discussions of strategy, financial projections and estimates and their underlying assumptions, statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.

National Penn’s business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: National Penn’s obligations under the U.S. Treasury’s TARP Capital Purchase Program; ability to obtain new capital and locate growth opportunities; the ineffectiveness of National Penn’s business strategy due to changes in current or future market conditions; the effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; interest rate movements; the performance of National Penn’s investment portfolio; inability to achieve merger-related synergies; difficulties in integrating distinct business operations, including information technology difficulties; disruption from announced transactions, and resulting difficulties in maintaining relationships with customers and employees; and challenges in establishing and maintaining operations in new markets.  The foregoing review of important factors should be read in conjunction with the risk factors and other cautionary statements included in National Penn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, as well as in National Penn’s Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

National Penn Bancshares, Inc.

Exchange Listing Nasdaq "NPBC"

Financial Highlights (unaudited)
(Dollars in thousands, except per share data)
	Three Months Ended December 31,			Twelve Months Ended December 31,
	2008	2007	% Change	2008	2007	% Change
STATEMENTS OF CONDITION
Total assets				$9,391,064	$5,824,421	61.24%
Investment securities				$1,919,889	$1,381,021	39.02%
Loans and leases				6,328,051	3,875,253	63.29%
Deposits				6,389,886	3,946,163	61.93%
Short-term borrowings				651,307	497,023	31.04%
Long-term borrowings				1,083,963	757,180	43.16%
Shareholders' equity				1,180,553	563,947	109.34%
Common Book value per share				12.82	11.49	11.58%

EARNINGS
Total interest income	$115,613	$86,502	33.65%	$466,236	$335,473	38.98%
Total interest expense	52,515	45,991	14.19%	213,498	179,453	18.97%
Net interest income	63,098	40,511	55.76%	252,738	156,020	61.99%
Provision for loan and lease losses	18,500	3,800	386.84%	32,497	7,832	314.93%
Net interest income after provision for loan and lease losses	44,598	36,711	21.48%	220,241	148,188	48.62%
Other income	(46,204)	20,456	-325.87%	22,758	73,198	-68.91%
Other expenses	59,704	36,844	62.05%	216,531	138,773	56.03%
Income before income taxes	(61,310)	20,323	-401.68%	26,468	82,613	-67.96%
Income taxes	(25,546)	3,614	-806.86%	(5,803)	17,380	-133.39%
Net income	$(35,764)	$16,709	-314.04%	$32,271	$65,233	-50.53%

PERFORMANCE RATIOS
Net yield on earning assets	3.33%	3.41%	-2.35%	3.47%	3.39%	2.36%
Return on average assets	-1.53%	1.15%	-233.04%	0.36%	1.16%	-68.97%
Return on average total shareholders' equity	-13.20%	11.96%	-210.37%	3.28%	11.95%	-72.55%
Return on average total tangible equity (1)	-28.83%	23.96%	-220.33%	7.51%	24.52%	-69.37%

PER SHARE
Basic earnings available to common shareholders	$(0.45)	$0.34	-232.35%	$0.42	$1.32	-68.18%
Diluted earnings available to common shareholders	(0.45)	0.34	-232.35%	0.42	1.31	-67.94%
Dividends paid in cash	0.1725	0.1700	1.47%	0.6825	0.6578	3.75%
Average shares - basic	79,341,618	49,044,107	61.78%	76,185,375	49,344,066	54.40%
Average shares - diluted	79,341,618	49,496,144	60.30%	76,740,859	49,908,327	53.76%

(1) Reconciliation Table for Non-GAAP Financial Measure
Return on average total shareholders' equity	-13.20%	11.96%		3.28%	11.95%
Effect of goodwill and intangibles	-15.62%	12.00%		4.23%	12.57%
Return on average total tangible equity	-28.83%	23.96%		7.51%	24.52%
Average total tangible equity excludes acquisition related average goodwill and intangibles:
Average total shareholders' equity	$1,077,773	$554,334		$982,619	$546,020
Average goodwill and intangibles	(584,221)	(277,691)		(553,098)	(280,013)
Average total tangible equity	$493,552	$276,643		$429,521	$266,007

Net Income	$(35,764)			$32,271
After tax unrealized fair market value gain on NPB Capital Trust II Preferred Securities	(4,243)			(7,811)
After tax other than temporary impairment charge on CDO investments	51,672			64,672
After tax fraud loss	2,925			2,925
Core net income	$14,591			$92,057

Diluted earnings per share	$(0.45)			$0.42
After tax unrealized fair market value gain on NPB Capital Trust II Preferred Securities	(0.05)			(0.10)
After tax other than temporary impairment charge on CDO investments	0.65			0.84
After tax fraud loss	0.04			0.04
Core diluted earnings per share	$0.18			$1.20

Financial Update for NATL PENN BCSHS (NPBC) FOR 12/31/08

PAGE: 1 OF 5	AS OF	AS OF	AS OF	AS OF	AS OF
BALANCE SHEET - ASSETS ($000s)	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Cash & Cash Equivalents	$195,830	$152,909	$205,457	$201,655	$111,520
Held to Maturity Securities	326,090	391,725	406,653	271,381	243,595
Securities Available for Sale	1,593,799	1,587,852	1,536,785	1,669,200	1,137,426
Total Securities	1,919,889	1,979,577	1,943,438	1,940,581	1,381,021
Total Cash and Securities	2,115,719	2,132,486	2,148,895	2,142,236	1,492,541
Loans & Leases Held for Sale	3,605	5,317	5,269	5,711	3,823
Loans & Leases Held for Investment	6,324,446	6,202,304	6,128,329	6,007,153	3,871,430
Total Loans and Leases	6,328,051	6,207,621	6,133,598	6,012,864	3,875,253
Loan Loss Reserve	(84,006)	(83,696)	(81,642)	(81,631)	(54,897)
Premises and Equipment, net	107,747	106,968	109,305	110,438	61,214
Bank Owned Life Insurance	193,811	192,594	190,892	189,050	102,407
Goodwill	551,809	546,270	545,460	545,484	261,552
Other Intangibles	37,496	38,768	40,173	42,139	16,160
Total Intangible Assets	589,305	585,038	585,633	587,623	277,712
Unconsolidated Investments Under the Equity Method	11,874	11,470	10,985	12,609	11,490
Mortgage Servicing Rights	-	-	-	-	-
Other Real Estate Owned	783	1,129	842	326	-
Other Assets	127,780	163,185	142,847	134,599	58,701
Total Assets	$9,391,064	$9,316,795	$9,241,355	$9,108,114	$5,824,421

BALANCE SHEET - LIABILITIES ($000s)
Interest-bearing Deposits	$5,596,617	$5,437,824	$5,285,629	$5,335,413	$3,423,447
Non-interest bearing Deposits	$793,269	$782,819	$798,088	$768,154	$522,716
Borrowings	1,607,290	1,838,928	1,854,775	1,698,974	1,114,206
Subordinated Debt (Trust Preferred Securities)	127,980	134,507	142,148	141,009	139,997
Other Liabilities	85,355	76,704	114,320	118,527	60,108
Total Liabilities	$8,210,511	$8,270,782	$8,194,960	$8,062,077	$5,260,474

BALANCE SHEET - EQUITY ($000s)
Preferred Stock	$145,592	$-	$-	$-	$-
Common Stock	993,751	980,894	978,546	975,744	491,011
Retained Earnings	65,306	115,291	109,602	95,859	85,242
Accumulated Other Comprehensive Income	$(24,096)	$(50,172)	$(41,753)	$(25,485)	$(4,281)
Treasury Stock	-	-	-	(81)	(8,025)
Total Shareholders Equity	$1,180,553	$1,046,013	$1,046,395	$1,046,037	$563,947

MEMO ITEMS
Accumulated other comprehensive (loss) income	$(24,096)	$(50,172)	$(41,753)	$(25,485)	$(4,281)
Held to Maturity Securities (Fair Value)	$284,608	$305,164	$371,788	$269,382	$243,218
Common Book Value Per Share	$12.82	$13.09	$13.15	$13.17	$11.49
Total Book Value Per Share	$14.62	$-	$-	$-	$-
Tangible Common Book Value Per Share	$5.52	$5.77	$5.78	$5.77	$5.83
Tangible Total Book Value Per Share	$7.32	$-	$-	$-	$-
EOP Common Shares Outstanding (excluding Treasury shares)	80,731,751	79,886,282	79,603,356	79,410,734	49,068,819
Treasury Shares Held By Company	-	-	-	5,064	544,061
Common Stock Dividends (total$ in period)	$13,805	$13,541	$13,509	$8,825	$8,354
Dividends per Common Share	$0.1725	$0.1700	$0.1700	$0.1700	$0.1700
Number of Shares to be Repurchased in Plans	3,779,456	3,779,456	3,779,456	3,779,456	3,779,456
Number of Shares Repurchased During Period	-	-	-	33,587	326,039
Average Price of Repurchased Shares	$-	$-	$-	$16.38	$14.76

Financial Update for NATL PENN BCSHS (NPBC) FOR 12/31/08

	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED	TO DATE	TO DATE
INCOME STATEMENT ($000s)	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007	12/30/2008	12/30/2007
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Interest Income	$115,613	$120,717	$119,503	$110,403	$86,502	$466,236	$335,473
Interest Expense	52,515	53,769	53,225	53,989	45,991	213,498	179,453
Net Interest Income	63,098	66,948	66,278	56,414	40,511	252,738	156,020
Loan and Lease Loss Provision	18,500	6,876	3,711	3,410	3,800	32,497	7,832
Net Interest Income after Provision for Loan and Lease Losses	44,598	60,072	62,567	53,004	36,711	220,241	148,188
Wealth Management Income	7,543	8,239	8,515	7,608	4,605	31,905	17,316
Service Charges on Deposits	6,685	6,880	6,324	5,261	4,499	25,150	17,372
Cash Management and Electronic Banking Fees	3,826	3,917	3,715	2,928	2,367	14,386	8,662
Mortgage Banking Income	856	882	978	591	512	3,307	2,966
Insurance Commissions and Fees	3,691	3,913	3,968	3,806	1,383	15,378	6,626
Bank Owned Life Insurance Income	1,217	1,702	1,842	1,580	1,089	6,341	4,368
Equity in Unconsolidated Investments	1,550	1,574	810	612	2,549	4,546	2,402
Net gains (losses) from fair value changes	6,527	7,641	(1,139)	(1,012)	1,594	12,017	2,807
Net Gains on Investment Securities	12	276	384	-	331	672	2,064
Gain on Sale of Building(s)	-	-	-	-	-	-	449
BOLI Death Benefit Income	-	-	-	-	-	-	1,211
Other Non-Interest Income	1,385	1,826	2,504	2,837	1,527	8,552	6,955
Non-Recurring Loss, Securities	(79,496)	(20,000)	-	-	-	(99,496)	-
Total Non-Interest Income	(46,204)	16,850	27,901	24,211	20,456	22,758	73,198
Salaries, Wages and Employee Benefits	30,807	31,998	31,300	29,227	22,337	123,332	84,375
Net Premises and Equipment Expense	7,108	8,416	9,019	8,007	5,016	32,550	19,802
Foreclosed Property Expense						-	-
Amortization of Intangibles	1,996	1,981	1,964	1,582	758	7,523	3,034
(Excludes Servicing and Credit Card Intangibles)						-	-
Other Non-Interest Expense	15,293	11,692	11,543	10,098	8,733	48,626	31,562
Fraud Expense	4,500	-	-	-	-	4,500	-
Total Non-Interest Expense	59,704	54,087	53,826	48,914	36,844	216,531	138,773
Net Income Before Taxes	(61,310)	22,835	36,642	28,301	20,323	26,468	82,613
Income Tax Expense	(25,546)	3,607	9,428	6,708	3,614	(5,803)	17,380
Net Income	(35,764)	19,228	27,214	21,593	16,709	32,271	65,233

Net Interest Income (FTE)	$68,952	$72,532	$71,176	$60,999	$44,883	$273,659	$171,984

EARNINGS PER SHARE:

Basic
Net income	$(0.45)	$0.24	$0.34	$0.33	$0.34	$0.42	$1.32
Diluted
Net income	$(0.45)	$0.23	$0.34	$0.33	$0.34	$0.42	$1.31
Average Shares Basic	79,341,618	79,741,702	79,514,136	65,190,940	49,044,107	76,185,375	49,344,066
Average Shares Diluted	79,341,618	80,495,907	80,626,387	65,899,893	49,496,144	76,740,859	49,908,327

SUPPLEMENTAL DATA ($000s) (2)
Return on Avg. Assets (annualized)	-1.53%	0.83%	1.20%	1.10%	1.15%	0.36%	1.16%
Return on Avg.Total Equity (annualized)	-13.20%	7.29%	10.42%	10.54%	11.96%	3.28%	11.95%
Return on Avg. Common Equity (annualized) (5)	-13.61%	7.29%	10.42%	10.54%	11.96%	3.31%	11.95%
Return on Avg. Total Tangible Equity (annualized) (1)	-28.83%	16.50%	23.69%	21.84%	23.96%	7.51%	24.52%
Return on Avg. Common Tangible Equity (annualized) (6)	-30.86%	16.50%	23.69%	21.84%	23.96%	7.66%	24.52%

(1) (Net income x (365/92)), divided by (average equity - average goodwill and intangibles)
(3) Average tangible total equity, divided by (average assets - average goodwill and intangibles).
(8) Average tangible common equity, divided by (average assets - average goodwill and intangibles).
(4) (Average tangible total equity - average AOCI), divided by average tangible assets.
(7) (Average tangible common equity - average AOCI), divided by average tangible assets.

(1) (2) Reconciliation Table for Non-GAAP Financial Measures
Return on average total shareholders' equity	-13.20%	7.29%	10.42%	10.54%	11.96%	3.28%	11.95%
Effect of goodwill and intangibles	-15.62%	9.21%	13.27%	11.30%	12.00%	4.23%	12.57%
Return on average total tangible equity	-28.83%	16.50%	23.69%	21.84%	23.96%	7.51%	24.52%
Average total tangible equity excludes acquisition related average goodwill and intangibles:
Average total shareholders' equity	$1,077,773	$1,049,144	$1,047,583	$823,757	$554,334	$982,619	$546,020
Average goodwill and intangibles	(584,221)	(585,544)	(586,729)	(426,039)	(277,691)	(553,098)	(280,013)
Average total tangible equity	493,552	463,600	460,854	397,718	276,643	429,521	266,007

(5) (6)Return on average common shareholders' equity	-13.61%					3.31%
Effect of goodwill and intangibles	-17.25%					4.35%
Return on average common tangible equity	-30.86%					7.66%
Average common tangible equity excludes acquisition related average goodwill and intangibles:
Average common shareholders' equity	$1,045,212	-	-	-	-	974,435
Average goodwill and intangibles	(584,221)	-	-	-	-	(553,098)
Average common tangible equity	460,991					421,337

Financial Update for NATL PENN BCSHS (NPBC) FOR 12/31/08

PAGE: 3 of 5
	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED	TO DATE	TO DATE
CHARGEOFFS ($000s)	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007	12/31/2008	12/31/2007
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Loan Chargeoffs	$18,946	$7,097	$4,508	$3,001	$5,624	$33,552	$13,051
Recoveries on Loans	(756)	(2,276)	(808)	(440)	(428)	(4,280)	(1,810)
Net Loan Chargeoffs	$18,190	$4,821	$3,700	$2,561	$5,196	$29,272	$11,241
Net Loan Chargeoffs to Average Loans (non-annualized)	0.29%	0.08%	0.06%	0.05%	0.14%	0.49%	0.30%

NET CHARGE OFF ASSETS-DETAIL
Commercial, FInancial and Agricultural	$(10,901)
Real Estate-Permanent	(378)
Real Estate-Construction	(4,103)
Leases	0
Residential Mortgages	(1,534)
Consumer	(1,048)
Overdraft	(226)
Net Loans Charged-off	$(18,190)

ASSET QUALITY AND OTHER DATA ($000s)	AS OF 12/31/2008	AS OF 9/30/2008	AS OF 6/30/2008	AS OF 3/31/2008	AS OF 12/31/2007
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Nonaccrual Loans	$31,972	$25,562	$18,566	$22,679	$15,198
Renegotiated Loans	623	628	631	-	-
Other Real Estate Owned & Repossessed Assets	1,552	1,623	842	326	-
Total Non-performing Assets	$34,147	$27,813	$20,039	$23,005	$15,198
Loans 90+ Days Past Due & Still Accruing	2,991	2,551	2,586	1,140	87
Non-performing + Loans 90 Days Past Due	$37,138	$30,364	$22,625	$24,145	$15,285
Allowance for Loan and Lease Losses	$84,006	$83,696	$81,642	$81,631	$54,897
Coverage Ratio	226.2%	275.6%	360.8%	338.1%	359.2%

NON PERFORMING ASSETS-DETAIL
Commercial, Financial and Agricultural	$11,657
Real Estate-Permanent	1,730
Real Estate-Construction	10,884
Leases	600
Residential Mortgages	3,950
Consumer	4,557
Loans Past Due 90+Days	2,991
Total Other Repossessed Assets	769
Total Non-performing Assets + Loans 90 Days Past Due	$37,138

REGULATORY CAPITAL DATA ($000s)	AS OF 12/31/2008	AS OF 9/30/2008	AS OF 6/30/2008	AS OF 3/31/2008	AS OF 12/31/2007
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Tier 1 Capital	$742,548	$644,185	$642,223	$622,391	$426,236
Tier 1 Ratio (%)	10.67%	9.34%	9.39%	9.11%	9.54%
Total Capital (Tier 1 + Tier 2)	$826,554	$728,068	$723,865	$704,087	$482,692
Total Capital Ratio (%)	11.87%	10.56%	10.59%	10.31%	10.81%
Total Risk-Adjusted Assets	$6,960,731	$6,897,519	$6,837,963	$6,829,295	$4,466,824
Tier 1 Leverage Ratio	8.51%	7.43%	7.60%	8.50%	7.76%
Tangible Common Equity to Tangible Assets	5.06%	5.28%	5.32%	5.38%	5.16%
Tangible Equity to Tangible Assets Ratio	6.84%	5.28%	5.32%	5.38%	5.16%
Realized Tangible Common Equity to Tangible Assets Ratio	5.34%	5.85%	5.81%	5.68%	5.24%
Realized Tangible Equity to Tangible Assets Ratio	6.99%	5.85%	5.81%	5.68%	5.24%

Financial Update for NATL PENN BCSHS (NPBC) FOR 12/31/08

PAGE: 4 of 5	AS OF	AS OF	AS OF	AS OF	AS OF
PERIOD END BALANCES:	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Earning Assets / Liabilities
Loan Breakdown: (Regulatory)
Commercial/Industrial	$1,192,357	$1,148,744	$1,131,389	$1,098,437	$723,144
Commercial Real Estate	1,808,017	1,718,769	1,735,011	1,609,201	1,329,482
Residential Mortgage (including multi-family)	1,526,276	1,530,419	1,525,791	1,594,672	795,151
Real Estate Construction and Land Development	588,458	582,370	549,346	537,310	328,720
Home Equity (revolving and 2nd lien)	791,975	782,061	765,108	762,717	464,673
Consumer (Loans to Individuals)	228,438	229,309	221,772	224,594	73,494
Other Loans	192,529	215,949	205,180	185,933	160,589
Total Loans (net of unearned)	6,328,050	6,207,621	6,133,597	6,012,864	3,875,253
Investment Securities	1,919,889	1,991,304	1,943,438	1,941,582	1,381,021
Other Earning Assets	38,946	63,117	30,686	33,520	7,228
Total Earning Assets (net of loan loss reserve)	$8,202,879	$8,178,346	$8,026,080	$7,906,335	$5,208,604

Deposit Breakdown:
Savings	$362,709	$370,396	$392,669	$377,416	$193,938
NOW Accounts	1,010,532	899,281	863,879	932,132	733,242
Money Market Accounts	1,591,131	1,640,901	1,716,021	1,679,063	957,423
CDs $100m or less	1,760,030	1,673,683	1,539,392	1,722,316	992,741
CDs greater than $100m	872,216	853,560	773,669	624,488	546,103
Total Int. Bearing Deposits	5,596,618	5,437,821	5,285,630	5,335,415	3,423,447
Short-Term Borrowings	651,307	859,415	823,245	678,581	497,023
Long-Term Debt	1,083,963	1,114,020	1,173,678	1,161,403	757,180
Total Int. Bearing Liabilities	$7,331,888	$7,411,256	$7,282,553	$7,175,399	$4,677,650

Loan Breakdown: (Internal)
Commercial Real Estate
Non Owner Occupied
- Permanent	$770,663	$707,272	$734,907	$716,827
- Construction / Development	453,462	439,877	414,983	412,422
Owner Occupied
- Permanent	553,720	548,948	572,659	557,279
- Construction / Development	40,952	42,188	35,200	37,804
Commercial & Industrial
Business Purpose, Real Estate secured	1,145,264	1,299,758	1,234,793	1,142,600
Business Purpose, not secured by Real Estate	1,331,747	1,148,744	1,131,389	1,098,437
Residential Mortgage (personal purpose)
Perm	1,037,953	1,043,557	1,035,874	1,023,358
Construction	19,073	17,600	20,667	46,285
Retail
Home Equity Loans	583,693	600,210	608,077	642,154
Home Equity Lines of Credit	212,468	177,514	162,599	149,406
Other	179,055	181,953	182,449	186,292
Total Loans	$6,328,050	$6,207,621	$6,133,597	$6,012,864

Financial Update for NATL PENN BCSHS (NPBC) FOR 12/31/08

BALANCE AND YIELD/COST ANALYSIS:	AS OF		AS OF		AS OF		AS OF		AS OF		YTD		YTD
	12/31/2008		9/30/2008		6/30/2008		3/31/2008		12/31/2007		12/31/2008		12/31/2007
	(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)
	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	YTD Avg Bal	Yield	YTD Avg Bal	Yield

Total Loans (net of unearned)	$6,267,958	6.10%	$6,159,589	6.33%	$6,027,845	6.45%	$5,296,371	6.80%	$3,825,406	7.24%	$5,939,448	6.42%	$3,730,860	7.34%
Investment Securities (incl. trading assets)	1,953,569	5.16%	2,000,340	5.61%	1,920,200	5.46%	1,802,951	5.63%	1,393,393	5.98%	1,919,549	5.48%	1,331,460	5.82%
Other Earning Assets	26,811	0.83%	26,058	1.04%	26,752	5.58%	24,148	2.22%	10,550	3.35%	24,964	2.53%	8,411	3.04%

Total Earning Assets	8,248,338	5.86%	8,185,987	6.14%	7,974,797	6.21%	7,123,470	6.49%	5,229,349	6.89%	7,883,961	6.18%	5,070,731	6.93%
Total Earning Assets (net of loan loss reserve)	8,163,407	5.92%	8,102,336	6.20%	7,892,174	6.27%	7,051,565	6.56%	5,172,622	6.97%	7,803,165	6.24%	5,012,785	7.01%
Total Assets	9,312,607	5.19%	9,258,341	5.43%	9,037,448	5.48%	7,886,342	5.86%	5,768,409	6.25%	8,874,914	5.49%	5,606,959	6.27%

Savings	365,925	0.47%	385,964	0.53%	379,866	0.53%	316,680	0.71%	193,088	1.08%	362,185	0.56%	205,548	1.12%
NOW Accounts	973,959	1.18%	883,993	1.09%	898,257	1.19%	843,526	1.79%	766,446	2.65%	900,092	1.31%	704,322	2.55%
Money Market Accounts	1,592,120	2.14%	1,688,004	2.29%	1,649,955	2.27%	1,416,426	2.78%	961,975	3.38%	1,585,939	2.37%	953,090	3.59%
Certificates	2,594,983	3.50%	2,449,391	3.75%	2,324,339	3.95%	2,097,691	4.32%	1,512,883	4.70%	2,367,451	3.87%	1,471,067	4.72%

Total Int. Bearing Deposits	5,526,987	2.50%	5,407,352	2.63%	5,252,417	2.70%	4,674,323	3.16%	3,434,392	3.67%	5,215,667	2.74%	3,334,027	3.72%

Non-Interest Bearing Deposits	762,598		758,990		753,052		649,278		493,152		731,142		495,224
Total Deposits	6,289,585	2.20%	6,166,342	2.31%	6,005,469	2.36%	5,323,601	2.77%	3,927,544	3.21%	5,946,809	2.40%	3,829,251	3.24%

Short-Term Borrowings	766,184	2.68%	774,760	2.67%	720,965	2.94%	643,958	3.29%	463,461	3.82%	726,708	2.89%	474,932	4.07%
Long-Term Borrowings	1,105,217	4.53%	1,165,047	4.37%	1,149,476	4.22%	1,049,870	4.61%	758,929	5.10%	1,117,499	4.44%	697,820	5.18%
Total Int. Bearing Liabilities (incl. non-int bearing deposits)	8,160,986	2.56%	8,106,149	2.64%	7,875,910	2.69%	7,017,429	3.09%	5,149,934	3.54%	7,791,016	2.74%	5,002,003	3.59%
Total Int. Bearing Liabilities	7,398,388	2.82%	7,347,159	2.91%	7,122,858	2.97%	6,368,151	3.41%	4,656,782	3.92%	7,059,874	3.02%	4,506,779	3.98%

Net Yield on Earning Assets (net of loan loss reserve): (Margin)		3.36%		3.56%		3.59%		3.48%		3.44%		3.51%		3.43%
Net Yield on Earning Assets: (Margin)		3.33%		3.52%		3.55%		3.44%		3.41%		3.47%		3.39%

STATES OF OPERATION AND BANKING OFFICES BY STATE (LATEST AVAILABLE DATA)

State Number of Full Service Banking Offices (Domestic and in the U.S. Territories)

PA
Total Number of Banking Offices	124		124		124		132		81
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)	1		1		1		1		1
Total Number of ATMs	138		142		145		152		81

MD
Total Number of Banking Offices	1		1		1		1		1
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)	0		0		0		0		0
Total Number of ATMs	1		1		1		1		1

DE
Total Number of Banking Offices	2		2		2		2		0
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)	1		1		1		1		0
Total Number of ATMs	2		2		1		1		1

TOTAL
Total Number of Banking Offices	127		127		127		135		82
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)	2		2		2		2		1
Total Number of ATMs	141		145		147		154		83

EOP Employees (Full Time Equivalent)	1,780		1,768		1,816		1,906		1,171